Exhibit 99.1 RMCL-002 Interim Results & Updates November 14, 2023 Developing Solutions for Dialysis Prevention REACT® [REnal Autologous Cell Therapy]

Forward-looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. ProKidney’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to financial results, future performance, development and commercialization of products, if approved, the potential benefits and impact of the Company’s products, if approved, potential regulatory approvals, and the size and potential growth of current or future markets for the Company’s products, if approved. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to maintain the listing of the Company’s Class A ordinary shares on the Nasdaq; the inability to implement business plans, forecasts, and other expectations or identify and realize additional opportunities, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry; the inability of the Company to raise financing in the future; the inability of the Company to obtain and maintain regulatory clearance or approval for its products, and any related restrictions and limitations of any cleared or approved product; the inability of the Company to identify, in-license or acquire additional technology; the inability of Company to compete with other companies currently marketing or engaged in the biologics market and in the area of treatment of kidney diseases; the size and growth potential of the markets for the Company’s products, if approved, and its ability to serve those markets, either alone or in partnership with others; the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; the Company’s financial performance; the Company’s intellectual property rights; uncertainties inherent in cell therapy research and development, including the actual time it takes to initiate and complete clinical studies and the timing and content of decisions made by regulatory authorities; the impact of COVID-19 or geo-political conflict such as the war in Ukraine on the Company’s business; and other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission. The Company cautions readers that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. 2

Agenda Opening Remarks 01 REACT Phase 2 RMCL-002 Data 02 Plans for Phase 3 Program (Studies REGEN-006 and REGEN-016) 03 04 Advancing a Comprehensive Clinical Plan 3

Disrupting the CKD Treatment Landscape Renal Autologous Cell Therapy: ® REACT (rilparencel) proprietary autologous cellular therapy being evaluated to preserve kidney function in diabetic patients at high risk of kidney failure 4

® What is REACT and Why is it Relevant? Our Product Unmet Needs Our Goals Our Plan Over 35 million U.S. adults Preserve kidney function REACT® is a proprietary Phase 3 clinical program have chronic kidney cell therapy using the proact 1 and proact 2 are Reduce or potentially 1 disease (CKD) patient’s own kidney cells underway in patients with eliminate time spent on Stage 3b / 4 diabetic kidney More than 135,000 of dialysis Early clinical data disease these CKD patients demonstrate a potential to Return autonomy to progress to dialysis every preserve kidney function Potential label expansion to patients and their families 2 year re-dose REACT for long- May provide greater benefit term dialysis prevention Total annual costs to to higher-risk CKD patients Medicare for patients with CKD (including ESRD) 1 exceed $138B 1. CDC Fact Sheet. https://www.cdc.gov/kidneydisease/publications-resources/ckd-national-facts.html 2. USRDS 2023 Annual Report 5

® REACT Goal: Preservation of Kidney Function ProKidney’s REACT® Autologous Cell Therapy 6

® Overview of the REACT Clinical Program PRECLINICAL IND PHASE 1 PHASE 2 PHASE 3 STATUS Lead Platform Programs* Pivotal Trial Program Diabetes Type II – Prevent/Delay CKD 3/4 006/proact 1 Ongoing 2 (20-50 ml/min/1.73m , N = 600) Enrollment Diabetes Type II – Prevent/Delay CKD 3/4 stratified for SGLT2i 016/proact 2 2 (20-44 ml/min/1.73m , N = 600) Mid-2024 Enrollment Long term follow-up study for patients previously treated with REACT 008 4Q 2023 Supportive Trials Diabetes Type II – Delay CKD 4/5 Trial 003 2 (14-20 ml/min/1.73m , N = 10) Completed Fully Diabetes Type II – Prevent/Delay CKD 3/4 002 2 (20-50 ml/min/1.73m , N = 81) Enrolled Fully Diabetes Repeat Dose Prevent/Delay CKD 3/4 007 2 (20-50 ml/min/1.73m , N= 50) Enrolled Fully Multi / extended-dosing for previously REACT-treated patients 015 Enrolled Trial Congenital Anomalies – Prevent/Delay 004 2 Completed (14-50 ml/min/1.73m , N= 5) Frozen bilateral Unilateral *As of October 2023 product injections injections 7

Unmet Clinical and Payer Need in High-Risk CKD Patients REACT® May Delay Need for Dialysis in Highest-Risk Progressors • CKD is defined as abnormalities of kidney structure or function, present for > 3 months • CKD is classified based on Cause, GFR category (G1-G5), and Albuminuria (A1- A3), abbreviated as CGA Standard of Care o Antihypertensives Risk for ESRD o ACEi o ARB o Glucose & Inflammation Low Reduction o SGLT2i Moderately o DPP-4 Moderately Increased Increased o GLP-1 REACT’s Hi Hig gh h Target Population Ve Ver ry y H Hi ig gh h Today, clinical priorities for patients with Stage 4 CKD (G4) are largely focused on treating co-morbidities and preparing patients for transplantation or dialysis Janet B McGill et al. BMJ Open Diab Res Care 2022; 10:e002806 8

Therapeutic Options to Delay the Need for Dialysis in Patients with Stage 4 Chronic Kidney Disease are Limited Study Active Product Subjects with Stage 4 CKD (%) 1 Canagliflozin and Renal Outcomes in Type 2 Diabetes and Nephropathy Canagliflozin (SGLT2 inhibitor) 0% 2 Dapaglifozin in Patients with CKD Dapaglifozin (SGLT2 inhibitor) 14% 3 Empaglifozin in Patients with CKD Empaglifozin (SGLT2 inhibitor) 34% 4 Effect of Finerenone on CKD Outcomes in Type 2 Diabetes Finerenone (Selective MRA) < 10% Rationale, Design, and Baseline Data of FLOW – a Kidney Outcomes Trial with Once Semaglutide (GLP-1RA) 10% 5 Weekly Semaglutide in People with Type 2 Diabetes and CKD All recent landmark clinical trials in CKD focus on Stage 2/3 CKD 1. Perkovic V et al. N Eng J Med 2019 4. Bakris G et al. N Engl J Med 2020 2. Heerspink H et al. N Engl J Med 2020 5. Rossing P et al. Nephrol Dial Transplant 2023 9 3. Herrington et al. N Engl J Med 2023

While New Therapies Are a Step Forward, Patients Still Lose Kidney Function and Experience Clinically Significant Events

Standard of Care has Limitations

Current standard of care[1] does <u>not</u> prevent events in ~ 50-75% of people with diabetic kidney disease[2]


Hazard ratio, 0.61 (95% CI, 0.51–0.72)
P<0.001
Placebo
Dapagliflozin
Cumulative Incidence (%) of 50% decrease in eGFR, kidney failure and death
24
20
16
12
8
4
0
0
4
8
12
16
20
24
28

Dapagliflozin: <u>19 patients</u> required treatment to prevent <u>one</u> primary outcome event

Current SGLT2 Inhibitors are Blockbusters

Patients continue to lose kidney function on SGLT2 inhibitors and progress to Stage 4/5 CKD


Placebo
Dapagliflozin
Change in Estimated GFR (ml/min/1.73 m2)
DAPA: -2.86 ml/min/1.73 m² per year versus
SoC: -3.79 ml/min/1.73 m² per year
0
-1
-2
-3
-4
-5
-6
-7
-8
-9
-10
-11
-12
-13
-14
-15
0
2
4
8
12
16
20
24
28

While dapagliflozin demonstrated <1.0 ml/min/yr difference in eGFR, it was able to achieve a reduction in clinically important events

1. Standard of care includes ACE inhibitors, angiotensin receptor blockers and SGLT2 inhibitors
2. Heerspink HJL et al. N Eng J Med 2020

10

PROKIDNEY

RMCL-002 Interim Analysis August 2023 Data Cut 11

® In this Phase 2 Study, REACT Demonstrates the Potential for Preservation of Kidney Function in Patients with Diabetes and Advanced Kidney Disease • REACT showed potential to preserve kidney function for up to 30 months in Key Findings several patient groups • REACT’s benefit on kidney function was most notable in patients who had the 1 highest risk of kidney failure (CKD 4 with high UACR ) • REACT injections were well tolerated with a consistent safety profile comparable to kidney biopsy • We are enriching our Phase 3 Proact 1 Study to include more patients with Next Steps the highest risk of kidney failure 12 1. UACR = urine albumin-to-creatinine ratio (a measure of albuminuria)

RMCL-002: Trial Design Active n = 41* st nd 1 2 EOS REACT® REACT® Month 24 follow-up nd Injection Injection after 2 injection = 6 months u u u u u u u u Screening R st nd 1 2 Visit and EOS u = follow-up visit 1:1 nd REACT® REACT® Biopsy Month 12 follow-up after 2 injection nd Injection Injection after 2 injection Day –60 to Day 0 u u u u Deferred n= 42 Key Entry Criteria Study Endpoints Study Timeframe • Type 2 Diabetes Mellitus (DKD) • REACT and Procedure Related • RMAT granted for Phase 3 program in January Adverse Events 2022 • Male or female 30-80 years of age • Change in kidney function • 13 subjects remaining on study (n= 9 in Deferred 2 • eGFR ≥20 and ≤50 mL/min/1.73m (assessed by eGFR) arm) and will complete by YE 2023 • Not on kidney dialysis, HbA1c <10% 13 RMAT = Regenerative Therapy Advanced Medicine

Study Objectives and Endpoints • To assess the safety and efficacy of up to two REACT injections given 6 Study Objectives months apart and delivered into the biopsied kidney using a percutaneous approach • Procedural- and investigational product-related adverse events Study Endpoints • Change in kidney function as measured by serial measurements of estimated glomerular filtration rate (eGFR) 14

Study Demographics are Balanced and Represent a High-Risk CKD Population ACTIVE DEFERRED (n=41) (n=42) Age, years (mean +/- SD) 66.1 +/- 9.9 64.6 +/- 8.9 Female : Male, % 29% : 71% 36% : 64% Hispanic or Latino, % 17% 10% Race, % Black or African American 2% 14% White 93% 71% Other 5% 14% Blood pressure, mm HG 133 / 72 135 / 73 2 eGFR, ml/min/1.73m (mean +/- SD) 33.9 +/- 8.6 31.8 +/- 7.4 Stage 3A CKD, n (%) 4 (10%) 3 (7%) Stage 3B CKD, n (%) 21 (51%) 19 (45%) Stage 4 CKD, n (%) 16 (39%) 20 (48%) UACR mg/g (median +/- interquartile range) 740 (68, 1597) 598 (58, 1985) Geometric Mean / Median of UACR mg/g 251 / 250 308 / 567 HbA1c, % (mean +/- SD) 7.2 +/- 1.0 7.1 +/- 1.0 15

Current Enrollment Status & Completion Expectations


Active n = 41
1st REACT® Injection
2nd REACT® Injection
EOS
39
33
29
21 (+ 4)*
R 1:1
1st REACT® Injection
2nd REACT® Injection
EOS
34
26
11 (+ 9)*
Deferred n= 42

- Rates of drop-out due to death or dialysis are typical for advanced CKD
- 13 patients remain on study (4 in Active cohort, 9 in Deferred cohort)
- All patients expected to complete the study by end of 2023
- Final study results anticipated in 1H 2024

ACTIVE COHORT	
39	Before 1st Injection: 2 subjects withdrew
33	Before 2nd Injection: 4 subjects EOS** as per protocol, 1 subject expired, 1 started dialysis
29	Before 12-month follow-up after 2nd injection: 2 subjects expired, 2 subjects withdrew
21	Before 24-month follow-up after 2nd injection: 3 subjects EOS as per protocol, 1 subject started dialysis, 4 subjects remain enrolled but have not reached 24-month follow-up

DEFERRED COHORT	
34	Before cross-over: 7 subjects EOS as per protocol, 1 subject started dialysis
26	Before 2nd injection: 4 subjects EOS as per protocol, 1 subject expired, 3 started dialysis
11	Before 12-month follow-up after 2nd injection: 2 subjects EOS as per protocol, 2 subjects expired, 2 subjects started dialysis, 9 subjects remain enrolled but have not reached 24-month follow-up

* Subjects pending last eGFR measurement. EOS = End of Study

16
PROKIDNEY

No REACT-related SAE’s Identified in RMCL-002 BIOPSY REACT INJECTION # of patients (%) # of patients (%) ADVERSE EVENT (N=83)* (N=132)* Hematoma 1(1.2) 1(0.8) Pain 0 3(2.3) Hematuria 0 0 Transfusion 0 1 (0.8) Surgical Intervention 0 0 Death 0 0 Acute Kidney Injury 0 1(0.8) CKD progression 0 1(0.8) Renal vascular disorder 0 1(0.8) Kidney fibrosis 0 1(0.8) *All events are based on sponsor assessment of causality No REACT-related serious adverse events were observed Procedure-related serious adverse events were observed in 6/83 subjects including 1 participant who experienced a hematoma, transfusion, and acute kidney injury. A needle design change was implemented after this event 17

Active Cohort Patients Showed No Clinically Meaningful Active Patients (N = 39) Effect After 1st Injection vs Deferred Patients on SOC (N = 40) Average Change in eGFR eGFR Decline Over 30 Months Screening 1st Inj 1st Inj + 3m 2nd Inj 2nd Inj + 3m 2nd Inj + 6m 2nd Inj + 9m 2nd Inj + 12m 2nd Inj + 15m 2nd Inj + 18m Follow-up Follow-up Follow-up Follow-up Follow-up Follow-up Follow-up ____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________ Screening Biopsy Obs 3m Obs 6m Obs 9m Obs 12m 40 Change in Average eGFR in Active Cohort vs Deferred Cohort on SOC 37.4 st st nd nd nd nd nd nd nd nd nd The Active Cohort showed a 1 Inj 1 Inj 2 Inj 2 Inj 2 Inj 2 Inj 2 Inj 2 Inj 2 Inj 2 Inj 2 Inj 35 + 3m + 3m + 6m + 9m + 12m + 15m + 18m + 21m + 24m 33.9 32.8 cumulative change in average Obs 3m Obs 6m Biopsy Obs 9m Obs 12m 31.7 2 32.0 eGFR of -3.2 ml/min/1.73m Active Cohort 30 after 30-months; 28.4 Deferred Cohort 32.8 25 The Deferred Cohort, receiving 30.9 31.8 32.8 N = 39 39 31 33 29 26 21 15 12 12 standard of care, showed a 29.6 N = 40 40 38 35 39 39 31.8 28.4 cumulative change in average 29.6 20 27.9 2 -6.0 -3.0 0.0 3.0 6.0 9.0 12.0 15.0 18.0 21.0 24.0 eGFR of -3.4 ml/min/1.73m Months Standard of Care after 12-months. Data points are mean +/- SEM ; Data as of August 1, 2023 18 2 eGFR (ml/min/1.73m ) 2 eGFR (ml/min/1.73m )

Deferred to Cross-Over Patients Showed Preservation of eGFR after REACT Injection ® Average eGFR in Deferred Cohort: SOC followed by REACT Treatment Average eGFR of the Deferred cohort was st nd nd nd nd 1 Inj 2 Inj 2 Inj 2 Inj 2 Inj st nd 31.8 at baseline 1 Inj 2 Inj + 3m + 3m + 6m + 9m + 12m Obs 3m Obs 6m vs Biopsy Obs 9m Obs 12m 28.4 at 12 months Standard of Care REACT® Injections & Follow-Up [absolute difference of -3.4 2 ml/min/1.73m over 12 months ] 28.8 st Average eGFR at 1 injection after 28.4 eGFR ACR eGFR ACR cross-over was 28.8 Deferred SOC Patients 31.8 330 -- -- vs Deferred Cross-Over Patients -- -- 28.8 250 28.6 at 18 months [absolute difference of -0.2 2 ml/min/1.73m over 18 months] Data as of August 1, 2023 19 2 eGFR (ml/min/1.73m )

Post-Hoc Analysis of All Subjects who Received at Least One Injection 37% of subjects (27 / 73) had preservation of eGFR during 30 months of follow-up All Subjects who Received at Least One Injection with REACT Grouped into Subjects with an 18-month individual slope in eGFR ≥ 0 (n=27) versus REACT treated subjects with 18- Subjects with an 18-month individual slope in eGFR < 0 (n=46) month individual eGFR Slope ≥ 0 ® Average eGFR in REACT Treated Subjects had a change in average eGFR of 2 -0.5 ml/min/1.73m Baseline CKD Stage CKD Stage, % 3A 3B 4 [56% of these subjects had eGFR slope ≥ 0 7% 37% 56% Stage 4 CKD] eGFR slope < 0 4% 55% 41% 31.1 REACT treated subjects with 18- 30.6 month individual eGFR Slope < 0 30.8 eGFR ACR had change in average eGFR of ≥ eGFR slope 0 31.1 164 25.3 eGFR slope < 0 30.8 440 2 -5.5 ml/min/1.73m [41% of these subjects had Stage 4 CKD] Months Data as of August 1, 2023 20 2 eGFR (ml/min/1.73m )

Post-Hoc Analysis of All Subjects who Received at Least One Injection 37% of subjects (27 / 73) had preservation of eGFR during 30 months of follow-up All Subjects who Received at Least One Injection with REACT Grouped into Subjects with an 18-month individual slope in eGFR ≥ 0 (n=27) versus Subjects with an 18-month individual slope in eGFR < 0 (n=46) REACT treated subjects with 18- month individual eGFR Slope ≥ 0 ® Average Change from Baseline in eGFR in REACT Treated Subjects had an average change from baseline in eGFR of Baseline CKD Stage 2 CKD Stage, % 3A 3B 4 -2.8 ml/min/1.73m eGFR slope ≥ 0 7% 37% 56% at 30 months eGFR slope < 0 4% 54% 41% REACT treated subjects with 18- month individual eGFR Slope < 0 -2.8 eGFR ACR had an average change from eGFR slope ≥ 0 31.1 164 baseline in eGFR of eGFR slope < 0 30.8 440 -7.6 2 -7.6 ml/min/1.73m at 30 months Months Data as of August 1, 2023 21 2 eGFR (ml/min/1.73m )

Subgroup Analysis of Diabetic Patients with CKD Stage 4 and Class A3 Albuminuria* Stabilization of Kidney Function in Active (n=13) and Deferred (n=10) Patients at 12 months vs SOC Avg Change in eGFR from Baseline In Active vs Deferred Patients on SOC Avg Change in eGFR from Baseline in Cross-Over vs Deferred Patients on SOC st st nd nd nd st st nd nd nd 1 Inj 1 Inj + 3m 2 Inj 2 Inj + 3m 2 Inj + 6m 1 Inj 1 Inj + 3mo 2 Inj 2 Inj + 3mo 2 Inj + 6mo Biopsy Obs 3m Obs 6m Obs 9m Obs 12m Biopsy Obs 3mo Obs 6mo Obs 9mo Obs 12mo 0.4 -1.6 -6.0 -6.0 eGFR ACR eGFR ACR eGFR ACR eGFR ACR - -n- - Deferred Cohort SOC 25.7 1750 -- -- Deferred Cohort SOC 25.7 1750 -- -- Active Cohort -- -- 24.6 1979 Deferred Cohort post injection -- -- 20.8 1353 1 *Patients with Stage 4 CKD & Class A3 (Severe Albuminuria, >300 mg/g) are one of the fastest progressing patient populations Data as of August 1, 2023 1. Oshima M, Shimizu M, Yamanouchi M, et al. Trajectories of kidney function in diabetes: a clinicopathological update. Nat Rev Nephrol. 22 2021;17(11):740-750. doi:10.1038/s41581-021-00462-y 2 eGFR (ml/min/1.73m ) 2 eGFR (ml/min/1.73m )

® In this Phase 2 Study, REACT Demonstrates the Potential for Preservation of Kidney Function in Patients with Diabetes and Advanced Kidney Disease • REACT showed potential to preserve kidney function for up to 30 months in Key Findings several patient groups • REACT’s benefit on kidney function was most notable in patients who had the 1 highest risk of kidney failure (CKD 4 with high UACR ) • REACT injections were well tolerated with a consistent safety profile comparable to kidney biopsy • We are enriching our Phase 3 Proact 1 Study to include more patients with Next Steps the highest risk of kidney failure 23 1. UACR = urine albumin-to-creatinine ratio (a measure of albuminuria)

REACT® Registrational Program: proact 1 (REGEN-006)

Modifying proact 1 eGFR enrollment criteria from current range of ≥20 to ≤ 50ml/min/1.73m² to new range of ≥20 to ≤ 35 ml/min/1.73m² to better align with RMCL-002 results and Payer / Clinical Feedback



= 3 months
= 6 months
SHAM Cohort n=300
Sham Biopsy
Sham 1st REACT® Injection
Sham 2nd REACT® Injection
End of Study (EOS)
Screening Visit
Day - 60 to Day 0
R 1:1
Biopsy
1st REACT® Injection
2nd REACT® Injection
End of Study (EOS)
REACT Cohort n=300

Existing Key Entry Criteria

- CKD caused by Type II Diabetes
- Male or Female 30-80 years of age
- **eGFR ≥20 and ≤50 mL/min/1.73m²**
- Not on renal dialysis, HbA1c <10%
- UACR 300 - 5,000 mg/g

New Protocol Modifications

- **eGFR ≥20 and ≤ 35 ml/min/1.73m²**
- UACR 300 - 5,000 mg/g for eGFR 30-35
- Updating standard of care expectations
- 600 patients in addition to ~50 currently enrolled patients who meet new eGFR criteria

Time-to-Event Primary Composite Endpoint (Unchanged)

- At least 40% reduction in eGFR;
- eGFR<15mL/min/1.73m² sustained for 30 days and/or chronic dialysis, and/or renal transplant; or
- Death from renal or cardiovascular causes

24
ProKidney

REACT® Registrational Program: proact2 (REGEN-016)

NO MODIFICATIONS PLANNED



= 3 months
= 6 months
SHAM Cohort n=300
Sham Biopsy
Sham 1st REACT® Injection
Sham 2nd REACT® Injection
End of Study (EOS)
Screening Visit
Day - 60 to Day 0
R 1:1
Biopsy
1st REACT® Injection
2nd REACT® Injection
End of Study (EOS)
REACT Cohort n=300

Key Entry Criteria	Protocol	Time-to-Event Primary Composite Endpoint
• CKD caused by Type II Diabetes • Male or Female 30-80 years of age • eGFR ≥ 20 and ≤ 44 mL/min/1.73m^2 • Not on renal dialysis, HbA1c <10% • UACR 300 - 5,000 mg/g	• No protocol modifications planned	• At least 40% reduction in eGFR; • eGFR<15mL/min/1.73m^2 sustained for 30 days and/or chronic dialysis, and/or renal transplant; or • Death from renal or cardiovascular causes

25

ProKidney

Advancing a Comprehensive Clinical Plan

1H 2023	2H 2023	2024 and beyond	
☑ **REGEN-003 Phase 2 Trial; Results published 1Q23** • Safety & efficacy of REACT® • Stage 4/5 Diabetic CKD (eGFR 14-20) • Assess impact on progression and time to dialysis in patients with imminent risk of dialysis	☑ **RMCL-002 Phase 2 Enrollment complete Interim results 2H23** • Last patient last visit December 2023 • Stage 3b/4 Diabetic CKD (eGFR 20-50) • 2 injections into biopsied kidney • Open label safety & efficacy of REACT • **Full results in 1H 2024**	**REGEN-007 Phase 2 Enrollment complete** • Open-label trial Diabetic CKD Stage 3/4 (eGFR 20-50) • Bi-lateral kidney injections • Cryopreserved commercial formulation • **Interim Results mid-2024** • **Full results in 1H 2025**	**REACT® Phase 3 Diabetic CKD Trials** **proact 1 – Enrollment focused on U.S.** **proact 2 – Enrollment focused ex-U.S.** • Enriching proact 1 with high-risk patients to align with 002 data and meet clinical and payer needs • Manufacturing temporarily paused while company amends proact 1 protocol and concurrently, in response to QP audit, optimizes capabilities to meet EU and Global manufacturing and quality management system standards for Phase 3 studies, and prepares for transition to commercial manufacturing. NO SAFETY EVENTS are responsible for this pause • Expect proact 1 will resume, and proact 2 will commence, enrollment in mid-2024 • **Completion of both studies anticipated in 2027**

Cash Position (9/30/2023) $396M cash provides runway into 4Q 2025

Regulatory
- FDA / EMA agreement on pivotal study design
- RMAT designation in U.S.

26

ProKidney

RMCL-002 Interim Results & Updates November 14, 2023 Developing Solutions for Dialysis Prevention REACT® [REnal Autologous Cell Therapy]

Appendix 28

Annualized eGFR Slopes using Linear Mixed Effects Modeling Subject Group Number of Duration of Follow-up Annualized eGFR Slope 2 Subjects (ml/min/1.73m ) Active Cohort 39 12-months after 1st injection -3.6 Deferred Cohort during standard of care (SOC) 42 12-months after biopsy -3.4 nd Deferred Cohort after Cross-over and injection with REACT 34 12-months after 2 injection -0.8 st Active Cohort, Stage 4 and UACR > 300 mg/g 13 12-months after 1 injection -2.4 Deferred Cohort during SOC, Stage 4 and UACR > 300 mg/g 13 12-months after biopsy -5.8 st Deferred Cohort after Cross-over, Stage 4 and UACR > 300mg/g 10 12 months after 1 injection -0.4 29